SCHEDULE 14A
                              (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]  Confidential, for Use of
[X]  Definitive Proxy Statement                   the Commission Only (as
[ ]  Definitive Additional Materials              permitted by Rule 14a-6(e)(2))
[ ]  Soliciting Material Under Rule 14a-12

                             PFS Bancorp, Inc.
-------------------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:_______
     (2)  Aggregate number of securities to which transaction applies:__________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):________
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[ ]  Fee paid previously with preliminary materials:____________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:_______________________________________
     (2)  Form, schedule or registration statement no.:_________________
     (3)  Filing party:_________________________________________________
     (4)  Date filed:___________________________________________________




                          [PFS Bancorp, Inc. Logo]



                                                                 April 4, 2003


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of PFS Bancorp, Inc. The meeting will be held at the Company's main office located at Second and Bridgeway Streets, Aurora, Indiana, on Thursday, May 1, 2003 at 3:00 p.m., Eastern Daylight Savings Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     On behalf of the Board of Directors and all of the employees of PFS Bancorp, Inc., I thank you for your continued interest and support.

                                 Sincerely,


                                 /s/ Mel E. Green
                                 Mel E. Green
                                 President and Chief Executive Officer









                              PFS BANCORP, INC.
                        Second and Bridgeway Streets
                            Aurora, Indiana 47001
                               (812) 926-0631
                               ______________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on May 1, 2003
                               ______________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of PFS Bancorp, Inc. (the "Company") will be held at the main office of the Company located at Second and Bridgeway Streets, Aurora, Indiana, on Thursday, May 1, 2003 at 3:00 p.m., Eastern Daylight Savings Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect two directors for a three-year term expiring in 2006, and until their successors are elected and qualified;

     (2) To ratify the appointment by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 31, 2003; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

     The Board of Directors has fixed March 21, 2003 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ Mel E. Green
                              Mel E. Green
                              President and Chief Executive Officer


Aurora, Indiana
April 4, 2003


________________________________________________________________________________

You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.
________________________________________________________________________________





                             PFS BANCORP, INC.
                              _______________

                              PROXY STATEMENT
                              _______________

                      ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held on May 1, 2003

     This Proxy Statement is furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of PFS Bancorp, Inc. (the "Company"), the parent holding company of Peoples Federal Savings Bank ("Savings Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Company's main office located at Second and Bridgeway Streets, Aurora, Indiana, on Thursday, May 1, 2003 at 3:00 p.m., Eastern Daylight Savings Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about April 4, 2003.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein, for ratification of the appointment of Grant Thornton, LLP for fiscal 2003, and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Jack D. Tandy, Corporate Secretary, PFS Bancorp, Inc., Second and Bridgeway Streets, Aurora, Indiana 47001); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                   VOTING

     Only stockholders of record at the close of business on March 21, 2003 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,473,728 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The two persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. The affirmative vote of a majority of the total votes present in person and by proxy is required for approval of the proposal to ratify the appointment of the independent auditors. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. Under rules of the New York Stock Exchange, the proposals to elect directors and ratify the appointment of the independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Abstentions will have the effect of a vote against the proposal to ratify the appointment of the independent auditors.





              INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
                 CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

     The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by the stockholders of the Company for staggered terms, or until their successors are elected and qualified.

     At the Annual Meeting, stockholders of the Company will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2006, and until their successors are elected and qualified.

     No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, except Messrs. Laker and Houze who are first cousins. Each nominee currently serves as a director of the Company and of the Savings Bank.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director of the Company and each director whose term continues, including tenure as a director. Ages are reflected as of March 21, 2003 and tenure as director includes service as a director of the Savings Bank.


        NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2006


                                   Principal Occupation During          Director
       Name             Age             the Past Five Years              Since
----------------------  ---  -----------------------------------------  --------

Gilbert L. Houze         74  Vice Chairman of the Board of the            1965
                             Company and the Savings Bank.
                             Retired.  Previously, Managing
                             Officer and President of the
                             Savings Bank.

Jack D. Tandy            71  Secretary and Assistant Secretary            1986
                             of the Company and the Savings
                             Bank.  Previously, Director and
                             non-employee Vice President of the
                             Company and the Savings Bank.
                             Previously, owner of Tandy's Men's
                             Warehouse, a retail clothing store
                             in Aurora, Indiana.


The Board of Directors recommends that you vote FOR election of the nominees for director.

                    DIRECTORS WHOSE TERMS ARE CONTINUING

Directors with a Term Expiring in 2004



                                   Principal Occupation During          Director
       Name             Age             the Past Five Years              Since
----------------------  ---  -----------------------------------------  --------

Dale R. Moeller          66  Insurance agent with the Moeller             1987
                             Insurance Company, Aurora, Indiana.

Carl E. Petty            65  Owner and President of Aurora Lumber         1986
                             Company, Inc., Aurora, Indiana, a retail lumber and building materials facility.


Directors with a Term Expiring in 2005


                                   Principal Occupation During          Director
       Name             Age             the Past Five Years              Since
----------------------  ---  -----------------------------------------  --------

Mel E. Green             53  President and Chief Executive Officer of     2001
                             the Company and the Savings Bank since
                             July 2001. Previously, Managing Officer and Chief Executive Officer of the Savings Bank since May 1993.

Robert L. Laker          72  Chairman of the Board of the Company and     1972
                             the Savings Bank.  Retired since 1999.
                             Previously, President of Robert L.
                             Johnston Co., Inc., a retail furniture
                             and appliance store in Aurora, Indiana.


Executive Officers Who Are Not Directors

     Set forth below is information with respect to the principal occupations during the last five years for the executive officer of the Company and the Savings Bank who does not serve as a director. Age is as of March 21, 2003.


                                        Principal Occupation During
       Name             Age                  the Past Five Years
----------------------  ---  ---------------------------------------------------

Stuart M. Suggs          45  Mr. Suggs currently serves as Corporate Treasurer,
                             Vice President and Chief Financial Officer of the
                             Company and the Savings Bank.  Previously, Mr.
                             Suggs was Vice President and Chief Financial
                             Officer of the Savings Bank since July 1999.
                             Prior thereto, Mr. Suggs was the Chief Financial
                             Officer of Sycamore National Bank, Cincinnati,
                             Ohio, from June 1998 through July 1999.
                             Previously, Mr. Suggs was an Assistant Vice
                             President of Accounting Systems & Analysis with
                             PNC Bank, Cincinnati, Ohio, between June 1980 and
                             February 1998.

Shareholder Nominations

     Article III, Section 14 of the Company's Bylaws governs nominations for election to the Board of Directors, and requires all nominations for election to the Board other than those made by the Board to be made by a stockholder eligible to vote at an annual meeting of stockholders who has complied with the notice provisions in that section. Written notice of a stockholder nomination must be delivered to, or mailed to and received at, our principal executive offices not later than 120 days prior to the anniversary date of the initial mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of our stockholders. Such notice must have been received no later than the close of business on November 26, 2002. The Company did not receive any such nominations.

     The Board of Directors or a designated committee thereof may reject any nomination by a stockholder not made in accordance with the requirements of
Article III, Section 14. Notwithstanding the foregoing, if neither the Board of Directors nor such committee makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of Article III, Section 14.

Director Nominations; Committees and Meetings of the Board of Directors of the Company

     The Board of Directors of the Company has established a Nominating Committee, Audit Committee and Compensation Committee. During the fiscal year ended December 31, 2002, the Board of Directors of the Company met nine times. No director of the Company attended fewer than 75 percent of the aggregate total number of Board meetings and committee meetings on which he served during this period.

     Nominating Committee. The Company established a Nominating Committee in 2003 for the purpose of nominating the directors for election at this Annual Meeting. The current members of the Nominating Committee are Messrs. Moeller and Petty who met once in 2003 to consider and approve director nominations. The Nominating Committee members are independent directors who will rotate annually so that no director will be in a position to nominate himself to the Board of Directors.

     Audit Committee. The primary purpose of the Audit Committee, as set forth in the committee's charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices. The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-KSB, and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of three outside directors; and the current members of the Audit Committee are Messrs. Tandy, Petty and Moeller.

     Compensation Committee. The Compensation Committee of the Company consists of Messrs. Laker, Houze, Moeller, Petty and Tandy. The Compensation Committee reviews the compensation of the Company's Chief Executive Office and the other executive officers. The Compensation Committee met three times during 2002. The report of the Compensation Committee with respect to compensation for the Chief Executive Officer and all other executive officers for 2002 is set forth under "Report of the Compensation Committee." No member of the Compensation Committee is a current or former officer or employee of the Company or the Savings Bank, except that Mr. Houze served as Managing Officer and President of the Savings Bank until his retirement in 1993.

                    BENEFICIAL OWNERSHIP OF COMMON STOCK
                BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) certain executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.


                                           Common Stock Beneficially Owned as of
                                                      March 21, 2003(1)
                                           -------------------------------------
Name of Beneficial Owner                         Amount            Percentage
-----------------------------------------  ------------------  -----------------

PFS Bancorp, Inc.                               121,670(2)            8.3%
  Employee Stock Ownership Plan Trust
  Second and Bridgeway Streets
  Aurora, Indiana 47001


Kenneth and Joan Lehman                          78,064(3)            5.3
  1408 North Abingdon Street
  Arlington, Virginia 22207


Directors:
  Mel E. Green                                   30,348(2)(4)(5)      2.1
  Gilbert L. Houze                               18,042(5)            1.2
  Robert L. Laker                                28,042(5)(6)         1.9
  Dale R. Moeller                                13,042(5)             *
  Carl E. Petty                                  28,042(5)            1.9
  Jack D. Tandy                                  28,042(5)(7)         1.9


Executive Officer:
  Stuart M. Suggs                                 5,125(5)(8)          *


All directors and executive officers of the
  Company as a group (7 persons)                150,683(9)           10.2

________________

*    Represents less than 1% of the outstanding Common Stock.

(1) Based upon filings made pursuant to the 1934 Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the 1934 Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                         (Footnotes continue on following page)

____________________

(2) The PFS Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the PFS Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Green, Laker and Suggs who act as trustees of the plan ("Trustees"). As of December 31, 2002, 23,578 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees and unallocated shares will be voted in the same ratio on any matter as to those shares for which instructions are given. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the Trust.

(3) The information on number of shares held is based on a Schedule 13G filed on March 20, 2003 by Kenneth R. Lehman and Joan Abercrombie Lehman (the "Filing Person"), spouses, who report joint ownership of all of the shares. According to such filing, the Filing Persons have shared voting power and dispositive power over all the shares.

(4) Includes 2,306 shares which have been allocated to Mr. Green's account in the ESOP.

(5) Includes 3,042 shares held in the 2002 Recognition and Retention Plan ("Recognition Plan") Trust.

(6) Includes 15,000 shares held by Mr. Laker's spouse in trust and 10,000 shares in trust for the benefit of Mr. Laker.

(7) Includes 12,500 shares held by Mr. Tandy's spouse in trust and 12,500 shares held in trust for the benefit of Mr. Tandy.

(8)  The 2,083 shares have been allocated to Mr. Suggs' account in the ESOP.

(9) Includes an aggregate of 4,389 shares of Common Stock held in the ESOP and 21,294 shares held in the Recognition Plan Trust.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the 1934 Act requires the officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock.

     Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, 2002, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the 1934 Act.

                           EXECUTIVE COMPENSATION

Summary Compensation Table

     The Company does not pay separate cash compensation to its directors and officers. The following table sets forth a summary of certain information concerning the compensation paid by the Savings Bank for services rendered in all capacities during the years ended December 31, 2002, 2001 and 2000 to the President and Chief Executive Officer. No executive officers of the Company, or its subsidiaries, received a total annual salary and bonus during fiscal 2002 in excess of $100,000.



                                         Annual Compensation(1)      Long Term Compensation
                                         ______________________     _________________________

                                                                             Awards
                                                                    _________________________

                                                                                   Securities
       Name and                                                     Restricted     Underlying       All Other
   Principal Position        Year         Salary        Bonus        Stock(2)       Options       Compensation
______________________________________________________________________________________________________________
 Mel E. Green                2002        $74,954        $1,700       $51,714           --          $19,312(3)
 President and Chief         2001         70,354         2,700          --             --           16,445
 Executive Officer           2000         66,715           700          --             --              972


______________

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Company, the costs of providing such benefits to the named executive officer during the years ended December 31, 2002, 2001 and 2000 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) Represents the grant of 3,042 shares of restricted Common Stock to Mr. Green pursuant to the Recognition Plan, which was deemed to have had the indicated value at the date of grant. The entire grant was unvested at December 31, 2002 and had a fair market value of $47,303 as of that date. The award vests 20% per year from the date of grant. Dividends paid on the restricted Common Stock are held in a Recognition Plan Trust and paid to the recipient when the restricted stock vests.

(3) Includes the fair market value of 1,168 shares of Common Stock on December 31, 2002 ($15.55), allocated to Mr. Green's ESOP account during 2002. Also includes contributions by the Savings Bank to its 401(k) profit sharing plan to Mr. Green's account which amounted to $1,150 during fiscal 2002.


Compensation of Directors

     Each director, except Mr. Green, receives annual fees of $14,832 and payment of 80% of their health insurance premiums so long as he is absent from no more than two meetings of the Board of Directors held during the applicable year. Messrs. Laker, Houze, Tandy, Petty and Moeller also receive a fee of $50 for inspecting properties securing real estate loans made by the Savings Bank due to their extensive knowledge about local values and trends, of approximately $1,660 for each director in the 2002 fiscal year. In addition, Messrs. Laker, Houze and Tandy received a fee of $2,040, $1,440 and $720, respectively, for serving as Chairman of the Board, Vice Chairman of the Board and Assistant Secretary, respectively, of the Savings Bank during 2002. Committee members receive annual fees of $2,472 regardless of attendance. For the year ended December 31, 2002, each director, other than Mr. Green, received a year-end payment of $700.

Deferred Compensation Plan

     In December 2000, the Savings Bank established an Executive Officers and Directors Deferred Compensation Plan pursuant to which participants will be entitled to annual payments of $17,800 for 10 years upon their retirement, provided they have served as a director or executive officer for at least 10 years. Benefits under the deferred compensation plan will become immediately vested upon a change-in-control of the Savings Bank. In addition to the current directors, Mr. Suggs, who is Vice President and Chief Financial Officer of the Savings Bank, participates in this plan.

                     REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors is responsible for establishing management compensation policies and procedures to be reflected in the Compensation Program offered to the Executive Officers of the Company and Savings Bank. During the 2002 fiscal year, the members of the Committee met three times.

     The members of the Compensation Committee of both the Company and the Savings Bank are identical and no member of the Committee is a current employee of the Company or any subsidiary. The Compensation Committee of the Company has exclusive jurisdiction over the administration and grants relating to the 2002 stock option plan and/or recognition and retention plan. The Committee uses outside consultants, market studies and published compensation data as a resource in establishing a competitive compensation program.

      The Committee considers several financial and non-financial accomplishments in setting the compensation of the Chief Executive Officer and other executive officers, including but not limited to, net income of the Savings Bank, efficiency ratios, growth, satisfactory regulatory examinations, and market value of the Company. The Committee also administers a broad-based incentive bonus plan which is based on, among other factors, the earnings per share growth and the return on average equity of the Company.

     The Committee has sought to design a compensation program in which a significant portion of the compensation paid to senior management (including the Company's President and Chief Executive Officer) be performance driven and incentive-based. It is through this process that the Company is able to compete for and retain qualified management personnel who are critical to the Company's long-term success while aligning the interests of those managers with the long-term interests of the Company's shareholders.

                              Members of the Compensation Committee

                              Gilbert L. Houze
                              Robert L. Laker
                              Dale R. Moeller
                              Carl E. Petty
                              Jack D. Tandy


Indebtedness of Management and Related Party Transactions

     In the ordinary course of business, the Savings Bank makes loans available to its directors, officers and employees. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. At December 31, 2002, the Savings Bank had five loans outstanding to directors and executive officers of the Savings Bank, or members of their immediate families. All of such loans, except for two loans to Mr. Green and one loan to Mr. Houze, were made on substantially the same terms as those prevailing at the time for comparable transactions to third parties. Pursuant to a program available to all employees of the Savings Bank, Mr. Green has a mortgage loan and a home equity line of credit with the Savings Bank and Mr. Houze has a mortgage loan with the Savings Bank which have discounted rates of interest equal to the Savings Bank's average cost of funds plus 1% as adjusted every six months. At December 31, 2002 such loans amounted to $37,121, $17,496 and $45,855 and had interest rates of 4.125%, 4.0% and 4.25%, respectively. Such loans were current in accordance with their original terms as of December 31, 2002.

                   RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed Grant Thornton LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2003, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     The Company has been advised by Grant Thornton LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Grant Thornton LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint Grant Thornton LLP as the Company's auditors, the Company's Audit Committee considered whether the provision of services, other than auditing services, by Grant Thornton LLP is compatible with maintaining the auditor's independence. In addition to performing auditing services, the Company's auditors performed tax-related services, including the completion of the Company's corporate tax returns, in 2002. The Audit Committee believes that Grant Thornton LLP's performance of these other services is compatible with maintaining the auditor's independence.

Audit Fees

     The aggregate amount of fees billed by Grant Thornton LLP for its audit of the Company's annual financial statements for 2002 and for its reviews of the Company's unaudited interim financial statements included in reports filed by the Company under the 1934 Act during 2002 was $52,670.

Financial Information Systems Design and Implementation

     The Company did not engage or pay any fees to Grant Thornton LLP with respect to the provision of financial information systems design and implementation services during 2002.

All Other Fees

     The aggregate amount of fees billed by Grant Thornton LLP for all other services rendered to the Company during 2002 was $4,175. These services consisted primarily of preparing federal and state income tax returns and other tax-related services.

     The Board of Directors recommends that you vote FOR the ratification of the appointment of Grant Thornton LLP as independent auditors for the fiscal year ending December 31, 2003.

                        REPORT OF THE AUDIT COMMITTEE

     The members of the Audit Committee, Messrs. Tandy, Petty and Moeller are independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealers, Inc.'s ("NASD") listing standards. Although Mr. Tandy held the title of "Vice President" while serving on the Board of Directors of the Savings Bank from 1992 to 2001, Mr Tandy was not an employee of the Savings Bank nor was he in any manner involved in its daily operations. The Audit Committee meets on an as needed basis and met four times in fiscal 2002. On July 12, 2001, the Board of Directors and the Audit Committee adopted an Audit Committee Charter which was attached to the Company's proxy statement for the 2002 Annual Meeting. The Audit Committee reviews and reassesses the Audit Committee Charter annually.

     The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the Company's independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for fiscal year 2002 for filing with the SEC.

                                        Members of the Audit Committee

                                        Dale R. Moeller
                                        Carl E. Petty
                                        Jack D. Tandy


                            STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company must be received at the principal executive offices of the Company, Second and Bridgeway Streets, Aurora, Indiana 47001, Attention:
Corporate Secretary, no later than December 6, 2003. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article II, Section 12 of the Company's Bylaws, which provides that the stockholder must give timely notice thereof in writing to the Secretary of the Company (also by December 6, 2003). A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting,
(b) the name and address, as they appear on the Company's books, of the stockholder proposing such business and, to the extent known, any other stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Company's capital stock which are beneficially owned by the stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal (other than interests which all stockholders would have).

                               ANNUAL REPORTS

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2002 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

     Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-KSB (without exhibits) for fiscal 2002 required to be filed with the Commission under the 1934 Act. In addition, upon written request, the Company will furnish copies of the exhibits to the Annual Report on Form 10-KSB for a fee that covers the Company's reasonable expenses in furnishing such exhibits. Such written requests should be directed to Jack D. Tandy, Corporate Secretary, PFS Bancorp, Inc., Second and Bridgeway Streets, Aurora, Indiana 47001. The Form 10-KSB is not part of the proxy solicitation materials.

                                OTHER MATTERS

     Management is not aware of any business to come before the Annual
Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by the Company.
The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

[X]  PLEASE MARK VOTES AS
     IN THIS EXAMPLE          REVOCABLE PROXY
                             PFS BANCORP, INC.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PFS BANCORP, INC. If no boxes are marked, your vote will be cast as recommended by the Board of Directors by simply signing your name below and returning this card.

  The undersigned, being a stockholder of PFS Bancorp, Inc. ("Company") as of March 21, 2003, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company's main office, located at Second and Bridgeway Streets, Aurora, Indiana, on Thursday, May 1, 2003 at 3:00 p.m., Eastern Daylight Savings Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.   ELECTION OF DIRECTORS FOR THREE-YEAR TERM

       [ ]  FOR all nominees listed below    [ ]  WITHHOLD      [ ]   FOR ALL
            (except as marked to the                                  EXCEPT
            contrary below)

    Nominees for three-year term expiring in 2006:

    Gilbert L. Houze and Jack D. Tandy.

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____________________________________

2. PROPOSAL to ratify the appointment by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the year ending December 31, 2003.

    [ ]  FOR            [ ]  AGAINST             [ ]  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.



     Shares of the Company's Common Stock will be voted as specified. Unless otherwise marked, your proxy will be voted for the proposals by simply signing your name and returning this card. You may revoke this proxy at any time prior to the time it is voted at the annual meeting.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of PFS Bancorp, Inc. called for May 1, 2003, the accompanying Proxy Statement and the Annual Report prior to the signing of this proxy.


     Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Please be sure to sign and date                            Date
this Proxy in the box below.
______________________________________________________________________




___ Stockholder sign above _________ Co-holder (if any) sign above ___





   Detach above card, sign, date and mail in postage paid envelope provided.


                              PFS BANCORP, INC.

_______________________________________________________________________________

                            PLEASE ACT PROMPTLY
                   SIGN, DATE & MAIL YOUR PROXY CARD TODAY
_______________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE
SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN
THE ENVELOPE PROVIDED.

___________________________________________________

___________________________________________________

___________________________________________________




                       [PFS Bancorp, Inc. Letterhead]




                                                                  April 4, 2003





To:  Participants in PFS Bancorp, Inc.'s Employee Stock Ownership Plan


    As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of PFS Bancorp, Inc. (the "Company"). We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account pursuant to the Employee Stock Ownership Plan ("ESOP") will be voted.

    Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the shares in your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the administrator of the ESOP. The Plan Administrator will certify the totals to the ESOP Trustees for the purpose of having those shares voted by the Trustees.

    We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received, the shares allocated to your accounts will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

    Please note that the enclosed material relates only to those shares which have been allocated to you under the ESOP. If you also own shares of Company Common Stock outside of the ESOP, you have already received other voting material for those shares owned by you individually and not under the ESOP. Please return all your voting material so that all your shares may be voted.

                                         Sincerely,

                                         /s/ Mel E. Green

                                         Mel E. Green
                                         President and Chief Executive Officer






                       ESOP VOTING INSTRUCTION BALLOT
                             PFS BANCORP, INC.

     The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan ("ESOP") of PFS Bancorp, Inc. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company allocated to my account pursuant to the ESOP as of March 21, 2003 at the Annual Meeting of Shareholders to be held at the main office of the Company, located at Second and Bridgeway Streets, Aurora, Indiana on Thursday, May 1, 2003, at 3:00 p.m., Eastern Daylight Savings Time, and any adjournment thereof.

1.   THE ELECTION AS DIRECTORS OF ALL NOMINEES LISTED

     [ ]  FOR           [ ]  WITHHOLD         [ ]  FOR ALL EXCEPT

Nominees for three-year term expiring in 2006: Gilbert L. Houze and Jack D.
Tandy.

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_____________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Grant Thorton LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

     [ ]  FOR           [ ]  AGAINST          [ ]  ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

    The Company's Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

    PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE BALLOT TO THE PLAN ADMINISTRATOR.


Please be sure to sign and date                            Date
this Proxy in the box below.
______________________________________________________________________




___ Stockholder sign above _________ Co-holder (if any) sign above ___



    If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for Proposal 2. If you do not return this card, your shares will generally not be voted.




                        [PFS Bancorp, Inc. Letterhead]




                                                                  April 4, 2003






To: Persons Granted Restricted Stock Under the Company's 2002 Recognition and Retention Plan

    As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of PFS Bancorp, Inc. (the "Company"). We hope you will take advantage of the opportunity to direct the manner in which shares of restricted Common Stock of the Company granted to you pursuant to the 2002 Recognition and Retention Plan and Trust Agreement ("Recognition Plan") and held in the Trust will be voted.

    Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the restricted shares granted to you. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the Recognition Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plan. The Plan Administrators will certify the totals to the Trustees of the Recognition Plan for the purpose of having those shares voted by the Trustees.

    We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the shares held in the Recognition Plan are not received, the shares will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

    Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plan. You have already received other voting material for those shares owned by you individually and not under the Recognition Plan.




                                         Sincerely,

                                         /s/ Mel E. Green

                                         Mel E. Green
                                         President and Chief Executive Officer




                 RECOGNITION PLAN VOTING INSTRUCTION BALLOT
                             PFS BANCORP, INC.

    The undersigned hereby instructs the Trustees of the 2002 Recognition and Retention Plan and Trust ("Recognition Plan") of PFS Bancorp, Inc. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company granted pursuant to the Recognition Plan to the undersigned as of March 21, 2003 at the Annual Meeting of Shareholders to be held at the main office of the Company, located at Second and Bridgeway Streets, Aurora, Indiana on Thursday, May 1, 2003, at 3:00 p.m., Eastern Daylight Savings Time, and any adjournment thereof.

1.   THE ELECTION AS DIRECTORS OF ALL NOMINEES LISTED

     [ ]  FOR           [ ]  WITHHOLD         [ ]  FOR ALL EXCEPT

Nominees for three-year term expiring in 2006: Gilbert L. Houze and Jack D.
Tandy.

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_____________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Grant Thorton LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

     [ ]  FOR           [ ]  AGAINST          [ ]  ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

    The Company's Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

    PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE BALLOT TO THE PLAN ADMINISTRATOR.


Please be sure to sign and date                            Date
this Proxy in the box below.
______________________________________________________________________




___ Stockholder sign above _________ Co-holder (if any) sign above ___



    If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for Proposal 2. If you do not return this card, your shares will not be voted.